UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2025
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Dayforce, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN	55425
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (952) 853-8100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Dayforce, Inc. 2025 Management Incentive Plan
On March 5, 2025, the Board of Directors (the “Board”) of Dayforce, Inc. (the “Company”) and the Compensation Committee (the “Committee”) of the Board approved the Dayforce, Inc. 2025 Management Incentive Plan (the “2025 MIP”). The 2025 MIP covers the incentive period of January 1, 2025 through December 31, 2025. The 2025 MIP is designed to drive Company results related to key financial metrics and to provide incentive compensation to active eligible employees who play a key role in the Company accomplishing its objectives. Each of the named executive officers (“NEOs”) listed in the Company’s preliminary proxy statement, dated March 3, 2025, for the Company’s 2025 annual stockholders meeting, will participate in the 2025 MIP.
Receipt of performance based, incentive compensation under the 2025 MIP is based on the Company’s achievement of the following financial goals: (i) the revenue growth financial goal (the “Revenue Growth Goal”); (ii) the free cash flow margin financial goal (the “Free Cash Flow Margin Goal”); and (iii) the sales per employee per month (“PEPM”) annual contract value (“ACV”) financial goal (the “Sales PEPM ACV Goal”) for fiscal year 2025 (collectively, the “Performance Goals”). The Revenue Growth Goal is calculated based on the Company’s operating results on a constant currency basis and excludes float revenue. Free cash flow is calculated by subtracting capital expenditures from net cash provided by operating activities, and the Free Cash Flow Margin Goal is calculated by dividing total free cash flow by total revenues, inclusive of float revenue. The Sales PEPM ACV Goal is calculated based on the sales of the Company’s products that contribute to its recurring revenue.
A participant’s individual incentive target payout in the 2025 MIP is based on a percentage of the participant’s annual base salary (“Individual MIP Target”). Under the 2025 MIP, the Individual MIP Target for NEOs will be split where 50% of the Individual MIP Target will be settled in the form of cash and 50% of the Individual MIP Target will be settled in the form of a restricted stock unit (“RSU”) award granted within forty five (45) days of the time of certification of the Performance Goals (the “MIP Grant Date”) under the Dayforce, Inc. 2018 Equity Incentive Plan, as amended (the “2018 EIP”), and pursuant to the terms of the 2018 EIP and the applicable RSU award agreement (the “RSU Award Agreement”). The RSUs are expected to vest in full on the MIP Grant Date, and will be settled in shares of common stock of the Company (“Common Stock”).
Any cash payment and the RSU award will be determined based on the Company’s performance against the achievement of the Performance Goals. Participants can receive a payout between 0% for not meeting the threshold of any of the Performance Goals, up to a maximum total payout of 167% for achieving the maximum level of all Performance Goals.
The Committee approved the following Individual MIP Targets for each NEO: (i) David D. Ossip, the Company’s Chair and Chief Executive Officer, 100%; (ii) Jeremy R. Johnson, the Company’s Executive Vice President, Chief Financial Officer, 60%; (iii) Samer Alkharrat, the Company’s Executive Vice President, Chief Revenue Officer, 25%; (iv) Christopher R. Armstrong, the Company’s Executive Vice President, Chief Customer Officer, 80%; (v) Stephen H. Holdridge, the Company’s President and Chief Operating Officer, 80%; and (vi) Joseph B. Korngiebel, the Company’s Executive Vice President, Chief Strategy, Product and Technology Officer, 80%.
The preceding summary of the 2025 MIP is qualified in its entirety by reference to the full text of such plan, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Grant of Equity Awards to the NEOs
On March 5, 2025, the Board and the Committee approved the grant of equity awards to the NEOs under the 2018 EIP, including the following value of RSUs and performance stock units (“PSUs”) to be granted on March 5, 2025 (the “Grant Date”) to the NEOs: (i) Mr. Ossip, $7,040,000 RSUs, $7,040,000 PSUs based on the achievement of Company financial metrics (“LTI fPSUs”), and $1,920,000 PSUs based on relative peer group performance (“LTI mPSUs”); (ii) Mr. Johnson, $1,733,750 RSUs, $1,733,750 LTI fPSUs, and $182,500 LTI mPSUs; (iii) Mr. Alkharrat, $2,850,000 RSUs, $2,850,000 LTI fPSUs, and $300,000 LTI mPSUs; (iv) Mr. Armstrong, $2,731,250 RSUs, $2,731,250 LTI fPSUs, and $287,500 LTI mPSUs; (v) Mr. Holdridge, $3,800,000

RSUs, $3,800,000 LTI fPSUs, and $400,000 LTI mPSUs; and Mr. Korngiebel, $3,800,000 RSUs, $3,800,000 LTI fPSUs, and $400,000 LTI mPSUs. The number of units underlying the PSU awards and RSU awards to be granted under the 2018 EIP pursuant to the applicable PSU award agreement (“PSU Award Agreement”) or RSU Award Agreement will equal the dollar value of the award for an individual divided by the closing price of a share of Common Stock on the New York Stock Exchange on the Grant Date rounded down to the nearest whole share. The RSUs will vest as to one-third of the RSU award on each of the first three anniversaries of the Grant Date.
LTI fPSU
The vesting of the LTI fPSU awards is based on the Company’s achievement of the following financial goals over a three-year period, weighted equally: (i) the free cash flow compound annual growth rate (“CAGR”) financial goal (the “Free Cash Flow CAGR Goal”), and (ii) the revenue growth CAGR financial goal (the “Revenue Growth CAGR Goal”) (collectively, the “LTI fPSU Performance Goals”), with each goal measured independently to determine achievement and with intermediate vesting being linearly interpolated.
The LTI fPSU Performance Goals are calculated based on growth CAGRs on a constant currency basis using foreign exchange rates at 2024 average rates and include float revenue at 2024 dollar amounts for all periods.
The LTI fPSUs will vest as to one-third of the LTI fPSU award upon the later of (i) the Committee or Board certifying achievement of annual performance against the LTI fPSU Performance Goals for each year of the performance period, or (ii) each of the first three anniversaries of the Grant Date, respectively.
The Free Cash Flow CAGR Goal has a potential threshold payout of 50% for achievement of between 71% and 80% of target in each year of the performance period; a target payout of 100% for achievement of 100% of target in each year of the performance period; and a maximum payout of 200% for achievement of 160% of target in the third year of the performance period.
The Revenue Growth CAGR Goal has a potential threshold payout of 50% for achievement of between 83% and 91% of target in each year of the performance period; a target payout of 100% for achievement of 100% of target in each year of the performance period; and a maximum payout of 200% for achievement of 133% of target in the third year of the performance period.
The maximum payouts for the LTI fPSU Performance Goals are only achievable in the third year of the performance period.
LTI mPSU
The metric to determine vesting of the LTI mPSUs is based on total shareholder return performance (the “rTSR Performance Goal”) relative to the S&P 1500 Application Software Index. The LTI mPSUs fully vest on the third anniversary of the Grant Date, contingent upon achievement of the rTSR Performance Goal.
The RSUs and PSUs described herein will be granted on the forms of RSU Award Agreement and PSU Award Agreement filed as exhibits to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2025.
Chair and Chief Executive Officer Base Salary Adjustment
On March 5, 2025 (the "Approval Date"), the Board and the Committee approved an adjustment of Mr. Ossip's annual base salary from $800,000 to $1,000,000, effective as of the Approval Date, as part of the Board and Committee's continued evaluation of Mr. Ossip's compensation structure. Mr. Ossip's Individual MIP Target will remain at 100% of his base salary.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Dayforce, Inc. 2025 Management Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dayforce, Inc.

Date: March 5, 2025	By:	/s/ William E. McDonald

	Name:	William E. McDonald
	Title:	Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary